OLD WESTBURY FUNDS, INC.

Old Westbury Global Opportunities Fund

Supplement dated November 18, 2010 to the

Statement of Additional Information dated March 1, 2010, as supplemented

This supplement updates, and should be read in conjunction with, the information provided in the Old Westbury Funds, Inc. Statement of Additional Information.

IMPORTANT NOTICE REGARDING CHANGE IN SUB-ADVISER AND PORTFOLIO MANAGER OF THE GLOBAL OPPORTUNITIES FUND

Effective at the open of business on December 1, 2010 (the “Effective Date”), T. Rowe Price International, Inc. (“T. Rowe Price International”) will no longer act as a sub-adviser for a portion of Old Westbury Global Opportunities Fund’s portfolio. On the Effective Date, Bessemer Investment Management, LLC, this Fund’s investment adviser, and BlackRock Financial Management, Inc., an existing sub-adviser for the Fund, each will assume investment management responsibility for a portion of the Fund assets managed by T. Rowe Price International prior to the Effective Date.

Accordingly, on the Effective Date, all references and information with regard to T. Rowe Price International and Mr. Robert N. Gensler, the portfolio manager of T. Rowe Price International’s portion of the Fund, are deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE